UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2025

CNH Industrial Capital LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-55510 (Commission File Number)	39-1937630 (IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin (Address of principal executive offices)		53406 (Zip Code)

(262) 636-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 2, 2025, CNH Industrial N.V. issued a press release announcing that its indirect wholly owned subsidiary, CNH Industrial Capital Canada Ltd. (“CNH Capital Canada”), priced Cdn$500 million aggregate principal amount of CNH Capital Canada’s 3.75% notes due 2029. The notes are being offered on a private placement basis to certain accredited investors in each of the provinces of Canada. Interest on the notes will be paid on June 5 and December 5 of each year, commencing on December 5, 2025. The notes will be guaranteed by CNH Industrial Capital LLC, CNH Industrial Capital America LLC and New Holland Credit Company, LLC, each a wholly owned subsidiary of CNH Industrial N.V. The net proceeds of the offering are intended to be added to CNH Capital Canada’s general funds and used for working capital and other general corporate purposes, including, among other things, the purchase of receivables or other assets in the ordinary course of business. The net proceeds may also be applied to repay CNH Capital Canada’s indebtedness as it becomes due.

The notes and the related guarantees are being offered in a private placement to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and related guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction and may only be offered or sold in the United States in transactions that are exempt from the registration requirements of the Securities Act and applicable state securities laws.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These forward-looking statements may include terminology such as “may,” “will,” “expect,” “could,” “should,” “intend,” “estimate,” “anticipate,” “believe,” “outlook,” “continue,” “remain,” “on track,” “design,” “target,” “objective,” “goal,” or similar terminology. The forward-looking statements involve risks and uncertainties that could cause actual results to differ (possibly materially) from such forward-looking statements, including the risks and uncertainties discussed in our recent filings with the SEC. We can give no assurance that the expectations reflected in such forward-looking statements will prove to be correct. We undertake no obligation to update or revise publicly any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release “Pricing of CNH Industrial Capital Canada Ltd. Cdn$500 million notes” dated June 2, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL CAPITAL LLC

Date: June 2, 2025	By:	/s/ Daniel Willems Van Dijk
Daniel Willems Van Dijk
Chief Financial Officer